UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SHUTTLE PHARMACEUTICALS HOLDINGS INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SHUTTLE PHARMACEUTICALS HOLdIngS InC.

2023 Annual Meeting of Stockholders

October 20, 2023

Letter to Shareholders

Dear Shareholders,

Following the Company’s successful initial public offering, the priority for Shuttle Pharma’s leadership team has been focused on advancing the development of Ropidoxuridine, our clinical phase radiation sensitizer. The active pharmaceutical ingredient (API) was manufactured under good manufacturing practice (GMP) by TCG GreenChem, Inc. and the University of Iowa Pharmaceuticals, Inc. formulated the drug product, producing 25,000 capsules to enable the planned Phase II clinical trial. To advance the testing of Ropidoxuridine sensitization of glioblastoma brain tumors to radiation therapy, pre-IND regulatory guidance has been received from the FDA to inform the final preparation of the chemical manufacturing and control (CMC) processes and the clinical protocol design. To provide regulatory support for the investigational new drug (IND) application, the final clinical protocol development and clinical trial monitoring, we have engaged the clinical research organization (CRO), Theradex Oncology, with the expectation of completing IND and clinical protocol submission and FDA review in Q4 of 2023 to initiate protocol enrollment.

Our leadership team has been supported by the addition of senior consultants; Gary Russo, PhD, providing pharmacology and FDA filings expertise, and Steven Bayern, providing business development expertise and advice. To address the need for laboratory support to test protocol related clinical specimens, we have moved from the previously leased incubator laboratories to 2,209 sq ft of leased research offices and laboratory space in Gaithersburg, MD. Pre-clinical cellular studies will be performed in these laboratories, while in vivo studies will be performed by contract with Dr. Alejandro Villagra at Georgetown University.

Our intellectual properties continue to receive approvals in the U.S., Canada and internationally, numbering more than 22 approved patents to date. This intellectual property was discovered in Shuttle Pharma laboratories and is owned by the Company. The HDAC6 selective inhibitors are the next priority for pre-IND enabling and testing in a Phase I clinical trial. In addition, we have collaborated with Georgetown University to submit patent applications for “Predictive biomarkers of radiation late effects.” We have completed negotiations with Georgetown University for exclusive license of the patent for development of a diagnostic test of patients undergoing radiation therapy for prostate cancers.

As you may be aware, financial markets continue to be erratic, restricting access to the public capital markets. Our plans for use of capital will be prioritized on expediting the Phase II clinical trial of Ropidoxuridine and we will continue with a project targeted capital raise as well as applications for non-dilutive funding through the NIH SBIR program.

I thank our shareholders, members of the board of directors, leadership team and employees for their continued support of the Company. I look forward to meeting the scheduled scientific milestones in the coming year.

Sincerely,

/s/ Anatoly Dritschilo, MD

Anatoly Dritschilo, MD

CEO and Chairman of the Board of Directors

Shuttle Pharmaceuticals Holdings, Inc.

Notice of Annual Meeting of Stockholders of Shuttle Pharmaceuticals Holdings, Inc.

DATE AND TIME	VIRTUAL MEETING	RECORD DATE
Monday, December 18, 2023 at 12:00 P.M. EST	This year’s meeting will be held online at: www.virtualshareholdermeeting.com/SHPH2023	October 19, 2023

ITEMS OF BUSINESS	BOARD VOTING RECOMMENDATION
Proposal No. 1: Elect six (6) Directors named in the attached Proxy Statement to serve until the 2024 Annual Meeting of Stockholders.	FOR each director nominee
Proposal No. 2: To ratify appointment of FORVIS LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023.	FOR
Proposal No. 3: To approve (on an advisory basis) the Company’s executive compensation.	FOR
Proposal No. 4: To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

This notice, proxy statement and voting instructions are being mailed to stockholders beginning on or about October 20, 2023.

Your vote is important

Regardless of whether you plan to attend the live meeting, we encourage you to vote as soon as possible in one of the following ways:

VIA THE INTERNET	BY TELEPHONE	BY MAIL	AT THE VIRTUAL MEETING
Visit the web site listed on your proxy card	Call the telephone number on your proxy card	Sign, date, and return your proxy card in the enclosed envelope	Attend the Annual Meeting online at www.virtualshareholdermeeting.com/SHPH2023

/s/ Anatoly Dritschilo
Anatoly Dritschilo, MD
CEO & Chairman

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 18, 2023. Our Proxy Statement is available online on our website at https://shuttlepharma.com/. For further information about the Company, including copies of our audited financial statements for the periods ended December 31, 2022 and December 31, 2021, please see our annual report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 15, 2023, as well as any other SEC filings made since that date.

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Proxy Summary

About the Meeting

DATE AND TIME December 18, 2023 at 12:00 P.M. EST MEETING You can attend the annual meeting virtually via the Internet by visiting www.virtualshareholdermeeting.com/SHPH2023.		RECORD DATE October 19, 2023 STOCK EXCHANGE The common stock of Shuttle Pharmaceuticals is listed on The Nasdaq Capital Market under the symbol “SHPH.”
PROXY VOTING

Internet	Meeting	Phone	Mail
Visit the web site listed on your proxy card	Vote at the Annual Meeting online at www.virtualshareholdermeeting.com/SHPH2023	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that you vote FOR the ratification of the Company’s independent auditor, FORVIS LLP.

PROPOSAL 3: EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote FOR approval of the Company’s executive compensation plan, on an advisory basis. We believe the existing executive compensation structure for our named executive officers, as presented herein, is fair and in the best interest of the Company’s executives and stockholders alike.

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introduction to our Board of Directors

			Committee Memberships
Name and Position	Age	Other Public Board Memberships	Audit	Compensation	Nominating & Corporate Governance
ANATOLY DRITSCHILO, MD CEO & CHAIRMAN	79

MILTON BROWN, MD, PhD DIRECTOR	57

CHRISTOPHER H. SENANAYAKE, PhD INDEPENDENT DIRECTOR	65		M

STEVEN RICHARDS INDEPENDENT DIRECTOR	54		C	M	C

JOSHUA SCHAFER INDEPENDENT DIRECTOR	52			C	M

BETTE JACOBS, PhD INDEPENDENT DIRECTOR	72		M		M

C = Chair | M = Member

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Compensation Highlights

WHAT WE DO

Our Board of Directors has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board of Directors has adopted written charters for each of these committees. Copies of the charters are available on our website at www.shuttlepharma.com. Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

WHAT WE DO NOT DO

●	We do not allow repricing of stock options without stockholder approval.
●	We do not provide change of control payments or gross-up of related excise taxes.
●	Dividend equivalents will not be paid unless vesting and performance conditions for Restricted Stock Units (RSUs), to which such rights attach, are met.
●	We do not provide significant perquisites to our named executive officers.

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Board of Directors and Corporate Governance

Below is biographical information about each of our Directors:

Anatoly Dritschilo, M.D. Dr. Dritschilo is a co-founder of the Company and has served as Chief Executive Officer and Chairman of the Board of Directors since the Company’s formation in December 2012. Dr. Dritschilo is a radiation oncologist by training and has held multiple leadership positions in health care. At Georgetown University Medical School in Washington, D.C., he served principally as Department Chair from 1980 to 2022; Chief of Radiation Oncology at MedStar-Georgetown University Hospital from 2005 to 2022; Medical Director of Georgetown University Hospital from 1994 to 1997; and Interim Director of the NCI-funded Lombardi Comprehensive Cancer Center from 2005 to 2007. He has also served on the boards of directors of MedStar-Georgetown University Hospital, the National Capital Rehabilitation Hospital, and the MedStar Health Research Institute. Previously, he was a founding director of Oncomed, Inc. and a member of the board of directors of Neopharm, Inc. His 250+ scientific publications and 12 issued patents have earned him election as a Fellow of the National Academy of Inventors. Dr. Dritschilo holds a Bachelor of Science degree in Chemical Engineering from the University of Pennsylvania, a medical degree from the College of Medicine of New Jersey and residency training from the Harvard, Joint Center for Radiation Therapy. His qualifications support his service as our Chief Executive Officer and Chairman of the Board of Directors.

Milton Brown, M.D., Ph.D., FNAI. Dr. Brown is a co-founder of our Company, previously served as our Chief Scientific Officer for Chemistry, and has served a member of our Board of Directors since the Company’s formation in December 2012. Since August 2022, Dr. Brown has also served as Vice Dean of Research, Professor of Internal Medicine and the Prudence and Louis Ryan endowed chair in translational research at Eastern Virginia Medical School. Previously, he was Director of the Center for Drug Discovery at the George Mason University from 2020 to 2022 and Director of the Inova Center for Drug Discovery and Development from 2016 to 2020. Dr. Brown was a founder of Rivanna Pharmaceuticals in 2004 and co-founder, Chairman and CEO of Trocar Pharma in 2020, both of which are Virginia-based biopharmaceutical companies engaged in the discovery and development of novel small molecule therapeutics for the treatment of neurological, oncological, and infectious diseases. Dr. Brown has also served as Director of the Drug Discovery Center at Georgetown University Medical School from 2012 to 2016 and principal investigator of the NIH/NCI funded Chemical Diversity Center from 2010 to 2015. Dr. Brown brings to Shuttle Pharma 25 years of experience in drug discovery with over 100 publications and 67 issued patents, including discovery of novel HDAC inhibitors. Dr. Brown was a 2015 recipient of the Percy Julian Award by the National Organization of Black Chemists and Chemical Engineers for significant contributions in pure and/or applied research in science. He has served on government committees including the NIH Experimental Therapeutics Study Section, the NIH Drug Discovery and Molecular Pharmacology Study Section and was a scientific counselor to the U.S. Secretary of Health. Dr. Brown holds a Ph.D. in synthetic chemistry from the University of Alabama, and an M.D. from the University of Virginia. He is an elected fellow of the National Academy of Inventors (FNAI). His extensive experience and expertise in drug discovery makes him uniquely qualified to guide the company’s drug discovery program as a member of our Board of Directors.

Chris H. Senanayake, Ph.D. Dr. Senanayake was appointed to be a member of the Company’s Board of Directors in 2021. In 2019, Dr. Senanayake founded TCG GreenChem, Inc., a U.S. subsidiary of TCG Lifesciences Pvt. Ltd., a leading global Contract Research and Manufacturing Services (CRAMS) company in the area of drug discovery, development and commercialization, where he serves as chief executive officer. Dr. Senanayake has more than 30 years of pharmaceutical industry experience, making him an invaluable asset to Shuttle Pharma’s mission as the Company advances its pharmaceutical candidates in clinical trials. He has held positions of Senior Scientist at Dow Chemical, and Research Fellow at Merck & Co, Inc. (from 1990 to 1996), Director and Executive Director of Process Research at Sepracor, Inc. (1996 to 2002), Director of Chemical Development and Vice President of Chemical Development for Boehringer Ingelheim Pharmaceuticals, Inc. In 2018, he was appointed as the CEO of Asta GreenChem, Inc in Richmond VA and Astatech (Chengdu) Biopharmaceuticals Corp. in China. He has a record of leading and delivering high complexity APIs for manufacturing. Dr. Senanayake participated in development activities of many drugs, including multi-billion-dollar blockbuster drugs, such as Crixivan, Lunesta, Jardiance, Formotorol, Desvenlafaxine and other drug candidates. He is co-author of 425 scientific publications and is co-inventor of more than 150 patents. Dr. Senanayake received his Ph.D. in synthetic organic chemistry at Wayne State University, where he developed the total synthesis of complex natural products and completed the first total synthesis of grosshemin in the guaianolide family. In his postdoctoral fellowship, he conducted total synthesis of polyol systems such as amphotericin B, compactin and C-nucleosides.  We believe Dr. Senanayake’s detailed and in-depth experience as an executive and developer of pharmaceuticals will enable him to provide value to us by introducing potential joint venture partners, as well as enhancing our oversight through his in-depth understanding of and experience in the pharmaceuticals industry.

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Steven Richards. Mr. Richards was appointed to be a member of our Board of Directors in 2019. He is CEO and Founder of Endurance Media, a media finance company based in Santa Monica, California, that launched in 2014 with a strategic alliance with eOne Entertainment and a mandate to produce and finance commercially driven feature films. From 2006 to 2014, Mr. Richards served as Co-President and Chief Operating Officer of Silver Pictures where he oversaw all business activities and managed a team of more than 20 people responsible for film development, production, and financial information. From 2000 to 2006, he served as Chief Financial Officer at Silver Pictures and from 1995 to 2000 as Vice President, Finance, at Silver Pictures. Mr. Richards holds an MBA in Finance from UCLA, a BBA in accounting from Temple University, and holds his CPA license. We believe his experience as a chief financial officer and his knowledge of accounting will assist in providing guidance and oversight to our Board of Directors as we grow our Company.

Joshua Schafer. Mr. Schafer was appointed to be a member of our Board of Directors in 2019. From January 2023 until present, Mr. Schafer has been serving as the Chief Commercial Officer, and EVP Business Development at Zevra Therapeutics, a rare disease company. From November 2022 until January 2023, Mr. Schafer was interim CEO and Chair of the board of directors at PHARNEXT, an entity he has served on the board of directors since July 2020. From December 2020 until November 2022, Mr. Schafer served as Senior Vice President and General Manager, Autoimmune and Rare Disease Business for Mallinckrodt Pharmaceuticals Incorporated. In addition, he served as Chief Strategy and Business Development Officer from September 2019 until December 2020, and from 2015 to September 2019 he was SCP of Business Development and General Manager of International Operations at Mallinckrodt Pharmaceuticals. From 2009 until 2015, he served as Vice President and Oncology Therapeutic Area Head at Astellas Pharmaceuticals Incorporated, where he was responsible for building the company’s global oncology franchise. From 2000 until 2009, Mr. Schafer served in positions of increasing seniority at Takeda Pharmaceuticals North America, including Manager and Senior Manager, New Product and New Business Development; Senior Product Manager, Gastrointestinal Marketing; and Director, Oncology and Renal Marketing and Commercial Development. He began working in the healthcare and pharmaceutical industry in 1998 and has served in various positions including management consulting at Accenture (formerly Anderson Consulting), G.D. Searle & Co. (later acquired by Pfizer) and Cognia Corporation. He received his Bachelor of Arts in Biology and German at the University of Notre Dame, his MS in Biotechnology from Northwestern University and his MBA from Northwestern University. We believe Mr. Schafer’s extensive experience in pharmaceutical strategy, marketing and business development will assist our Board of Directors’ oversight role as we build and develop our Company.

Bette Jacobs, Ph.D. Dr. Jacobs was appointed to be a member of the Company’s Board of Directors in October 2022. Dr. Jacobs is an experienced researcher, administrator, and businesswoman currently serving as a professor in the department of health systems administration at Georgetown University and as a distinguished scholar at the O’Neill Institute for National and Global Health Law. Dr. Jacobs holds her Ph.D. from the University of Texas and is noted for her groundbreaking transdisciplinary and cross-sector work in systems design.  As a voting member of the Cherokee Nation, she has lifetime involvement in equity programs and has testified before Congress. In addition to serving on several start-up boards, Dr. Jacobs founded the National Coalition of Ethnic Minority Nurse Associations funded by the NIH National Institute of General Medical Sciences. Prior to her current role at Georgetown, she served as dean at the Georgetown School of Nursing and Health Studies, vice president for Honda of America Manufacturing, associate director of applied research at UAB Civitan International Research Center and acting dean of graduate studies and research at California State University. She has been a fellow and visiting professor at the University of Oxford and an academic guest scholar and lecturer at several acclaimed universities worldwide. Her wealth of experience in research, administration and serving on boards coupled with her unique background and perspectives makes her ideally suited to serving as a member of our Board of Directors.

Family Relationships

There are no family relationships among our directors.

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BOARD DIVERSITY matrix

We believe that our Board of Directors should consist of individuals reflecting the diversity represented by our employees and the communities in which we operate. The below table provides information related to the composition of members and nominees of the Board of Directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Total Number of Directors: Six	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	-	-
Part II: Demographic Background
African American or Black	-	1	-	-
Alaskan Native or Native American	1	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	3	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographics Background	-

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nominees for Director

Anatoly Dritschilo, M.D. Chief Executive Officer and Chairman	Age: 79 Director since: December 2012 Committees: N/A

Milton Brown, MD, Ph.D., FNAI Chief Scientific Officer and Director	Age: 57 Director since: December 2012 Committees: N/A

Chris H. Senanayake, Ph.D. Independent Director	Age: 65 Director since: January 2021 Committees: Audit Committee Member

Steven Richards Independent Director	Age: 54 Director since: December 2012 Committees: Chair of Audit Committee, Chair of Corporate Governance Committee and Compensation Committee Member

Joshua Schafer Independent Director	Age: 52 Director since: May 2019 Committees: Chair of Compensation Committee and Corporate Governance Committee Member

Bette Jacobs, Ph.D. Independent Director	Age: 72 Director since: October 2022 Committees: Audit Committee Member and Corporate Governance Committee Member

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Director Independence

As of the date of this proxy statement, Steven Richards, Dr. Chris H. Senanayake, Joshua Schafer, and Dr. Bette Jacobs are our independent directors. As a Nasdaq listed company, we believe that the foregoing directors satisfy the definition of “Independent Director” under Nasdaq Rule 5605(a)(2). In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable Nasdaq rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Leadership Structure

Dr. Dritschilo holds the positions of Chief Executive Officer and Chairman of the Board of Directors of the Company. The Board of Directors believes that Dr. Dritschilo’s services as both Chief Executive Officer and Chairman of the Board is in the best interest of the Company and its stockholders. Through his extensive educational and professional experiences, Dr. Dritschilo possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us in our business and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters relating to the Company’s operation. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, employees, and collaborators.

The Board of Directors has not designated a lead independent director. The independent directors can call and plan their executive sessions collaboratively and, between meetings of the Board of Directors, communicate with management and one another directly. Under these circumstances, the independent directors believe designating a lead independent director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as independent director.

The Board of Directors receives regular reports from the Chief Executive Officer and members of senior management on operational, financial, legal, and regulatory issues and risks. The Audit Committee of the Board of Directors additionally is charged under its charter with oversight of financial risk, including the Company’s internal controls, and it receives regular reports from management and the Company’s independent auditor. Whenever a committee of the Board of Directors receives a report involving risk identification, risk management or risk mitigation, the chairman of the relevant committee reports on that discussion, as appropriate, to the full Board of Directors during the next meeting of the Board of Directors.

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Board Meetings and Committees

The Board of Directors held four meetings and held seven actions by written consent during the year ended December 31, 2022. During 2022, all directors attended 100% of the meetings of the Board of Directors and board committees of which the director was a member. Our Board of Directors has become substantially more active during the process of preparing to go public and becoming public, holding a total of five meetings in 2022, along with multiple committee meetings. Below is the current make-up of each of the committees of our Board of Directors:

AUDIT	COMPENSATION	NOMINATING & CORPORATE GOVERNANCE
Steven Richards (Chair) Chris H. Senanayake, Ph.D. Bette Jacobs, Ph.D.	Joshua M. Schafer, MBA (Chair) Steve Richards	Steve Richards (Chair) Joshua M. Schafer, MBA Bette Jacobs, Ph.D.

Our Board of Directors has established three committees consisting of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The members of each committee qualify as “independent” as defined under Nasdaq listing standards and Rule 10A-3(b)(1) of the Securities Act of 1933, as amended (the “Securities Act”). Moreover, at least one member of the Audit Committee qualifies as an “audit committee financial expert” as the term is defined under Nasdaq listing standards and applicable rules and regulations of the SEC, based on his respective business and professional experience in the financial and accounting fields.

Audit Committee. According to its charter, the Audit Committee is to consist of at least three members, each of whom shall be a non-employee director who has been determined by the Board of Directors to meet the independence requirements under Nasdaq rules, and also Rule 10A-3(b)(1) of the Securities Act, subject to the exemptions provided in Rule 10A-3(c). A copy of our Audit Committee Charter is located under the “Investor Relations-Governance” tab on our website at www.shuttlepharma.com. At present, the Audit Committee, which consists of Steve Richards, MBA, CPA (Chair), Dr. Chris H. Senanayake, and Dr. Bette Jacobs, assists our Board of Directors in its oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including (a) the quality and integrity of the Company’s financial statements (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence and (d) the performance of the Company’s internal audit functions and independent auditor, as well as other matters which may come before it as directed by the Board of Directors. Further, the Audit Committee, to the extent it deems necessary or appropriate, among its several other responsibilities, is responsible for annually reviewing the qualifications, performance and independence of the independent auditor and the audit plan, fees, and audit results. Our Board of Directors had previously determined Steve Richards meets the requirements of being an “audit committee financial expert,” as defined by the rules and regulations of the SEC, and, as a result, he serves as chair of the Audit Committee.

Compensation Committee. The Compensation Committee members are Steve Richards and Joshua M. Schafer (Chair). The Compensation Committee aids our Board of Directors in meeting its responsibilities relating to the compensation of the Company’s executive officers and to administer all incentive compensation plans and equity-based plans of the Company, including the plans under which Company securities may be acquired by directors, executive officers, employees, and consultants. A copy of our Compensation Committee Charter is located under the “Investor Relations-Governance” tab on our website at www.shuttlepharma.com.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which consists of Joshua M. Schafer, Steve Richards (Chair) and Dr. Bette Jacobs, recommends to the Board of Directors individuals qualified to serve as directors and on committees of the Board of Directors. The Nominating and Corporate Governance Committee further serves to advise the Board of Directors with respect to the Board of Directors composition, procedures and establishment of committees, as needed, to develop and recommend to the Board of Directors corporate governance principles applicable to the Company, and to oversee the evaluation of the Board of Directors and management. The Corporate Governance and Nominating Committee will consider stockholder recommendations for candidates for the Board of Directors in the same manner it considers nominees from other sources. Our Board of Directors retains the ultimate authority to nominate a candidate for election by the stockholders as a director or to fill any vacancy that may occur. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. In addition, the Nominating and Corporate Governance Committee will consider diversity of background including diversity of race, ethnicity, international background, gender and age when evaluating candidates for board membership. All members of the Corporate Governance and Nominating Committee are independent directors. A copy of our Corporate Governance and Nominating Committee Charter is located under the “Investor Relations-Governance” tab on our website at www.shuttlepharma.com.

Audit Committee

MEMBERS	MEETINGS HELD IN 2022: FOUR
Steve Richards (Chair)
Chris H. Senanayake, PhD
Bette Jacobs, PhD (joined October 2022)

The Audit Committee of our Board of Directors is our standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.

KEY RESPONSIBILITIES

●	Reviews and discusses the financial statements for the financial year ended.

●	Oversees the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

●	Discusses with the Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended.

●	Reviews written disclosures and letters from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discusses with the independent accountant the independent accountant’s independence.

●	Based on the review and discussions with the Company’s independent accountant, recommends to the Board of Directors that such audited financial statements and unaudited interim financial statements be included in the Company’s annual report on Form 10–K and quarterly reports on Form 10-Q, respectively, for the applicable periods for filing with the SEC.

COMPENSATION Committee

MEMBERS	MEETINGS HELD IN 2022: 0 ACTIONS BY WRITTEN CONSENT: 1
Joshua M. Schafer, MBA (Chair) Steve Richards

KEY RESPONSIBILITIES

●	Makes recommendations to the Board of Directors concerning the salaries and incentive compensation for our officers, including our principal executive officer and employees and administers our stock option plan.

NOMINATING AND CORPORATE GOVERNANCE Committee

MEMBERS	MEETINGS HELD IN 2022: 0
Steve Richards (Chair)
Joshua Schafer
Bette Jacobs, Ph.D. (joined October 2022)

KEY RESPONSIBILITIES

●	Assists the Board of Directors in identifying qualified individuals to become Board members, in determining the composition of the Board of Directors and in monitoring Board of Directors effectiveness.

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Considerations in Evaluating Director Nominees

The Board of Directors is responsible for overseeing the Company’s business consistent with its fiduciary duty to the stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. There are general requirements for service on the Board of Directors that are applicable to directors and there are other skills and experience that should be represented on the Board of Directors as a whole but not necessarily by each director. The Corporate Governance and Nominating Committee considers the qualifications of director candidates individually and in the broader context of the Board of Directors’ overall composition and the Company’s current and future needs.

STOCKholder Recommendations for Nominations to the Board of Directors

We do not currently have a procedure by which security holders may recommend nominees to the Board of Directors. Prior to the listing of our common stock on Nasdaq, as a private company with a limited stockholder base, we did not believe that it was important to provide such a procedure. However, as a publicly traded Nasdaq-listed company with the requirement to hold annual stockholder meetings, we will consider implementing such a policy in the future as our Board of Directors deems necessary.

Communications with the Board of Directors

Stockholders can communicate with the Board of Directors by emailing or calling Robert Blum at Lytham Partners, LLC, who will forward the correspondence to each addressee.

BY EMAIL shph@lythampartners.com	BY PHONE 602-889-9700

Corporate Governance Guidelines and Code of Business Conduct and Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors, and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any stockholder requesting a copy in writing from our secretary at our executive offices in Gaithersburg, Maryland. A copy of our code of ethics is available on our website at www.shuttlepharma.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Role of the Board of Directors in Risk Oversight

Members of the Board of Directors have periodic meetings with management and the Company’s independent auditor to perform risk oversight with respect to the Company’s internal control processes. The Company believes that the Board of Directors’ role in risk oversight does not materially affect the leadership structure of the Company. The Company believes that its founders, leadership team and members of the Board of Directors exemplify diversity and inclusivity with respect to race, sex and ethnic origin. The Board of Directors presently has three diverse directors, including one female director, and is now in full compliance with Nasdaq’s diversity requirements.

Director Compensation

Each of our non-employee directors are compensated in accordance with their director offer letters, with each receiving compensation on an annual basis consisting of (i) $25,000 in cash, payable in quarterly installments commencing 90 days after completion of our initial public offering and (ii) $75,000 in restricted stock units (“RSUs”) for those directors appointed in 2019 and $100,000 in RSUs for those appointed in 2021 and thereafter, with the per share value of such RSUs determined as of the grant date. Pursuant to director offer letters entered into between each director and our Company, the RSUs vest over a two-year period in one third increments, with one-third vesting immediately upon signing and then one-third vesting on each of the first and second anniversary of election. In addition, non-employee directors are also reimbursed for out-of-pocket costs incurred in connection with attending meetings.

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Proposal 1: Election of Directors

What am I voting on and how should I vote?

You are being asked to elect six (6) directors at the Annual Meeting. Each of the directors elected at the Annual Meeting will commence their term at the end of the Annual Meeting and serve until the next Annual Meeting, until a successor has been elected and qualified, or until such director’s earlier resignation or removal.

We believe that each of the nominees brings a set of experience and qualifications that positions our Board of Directors well to lead the Company in the best interest of stockholders.

The Board of Directors therefore recommends you vote “FOR” each of the nominees set forth below.

Nominees

1.	Anatoly Dritschilo

2.	Steve Richards

3.	Chris H. Senanayake

4.	Milton Brown

5.	Joshua Schafer

6.	Bette Jacobs

Vote Required

A majority of the shares present in person or by proxy and entitled to vote at our 2023 Annual Meeting is required to approve Proposal No. 1.

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Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

What am I voting on and how should I vote?

You are being asked to ratify the appointment of FORVIS LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023.

We do not anticipate a representative from FORVIS LLP will be present at the Annual Meeting. However, should a representative from FOVIS LLP choose to attend, they will have the opportunity to participate and respond to appropriate questions that may be posed at the Annual Meeting and will have an opportunity to make a statement if he or she so desires.

Although our governing documents do not require us to submit this matter to stockholders, the Audit Committee and the Board of Directors believe that asking stockholders to ratify the appointment of FORVIS LLP is consistent with best practices in corporate governance. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain FORVIS LLP and may retain that firm or another independent accounting firm without resubmitting the matter to the stockholders of the Company for their approval. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent accountants at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We believe that FORVIS LLP offers professional services in their industry and is sufficiently qualified to conduct their duties as independent auditor.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of FORVIS LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

On March 21, 2023, the Company’s Audit Committee selected FORVIS LLP to serve as the Company’s independent registered public accounting firm for the review of its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the year ending December 31, 2023. As a result, the Audit Committee determined that BF Borgers CPA PC (“BF Borgers”) would no longer serve as the Company’s independent registered public accounting firm, effective as of March 21, 2023. In conjunction with our engagement of FORVIS LLP, we disclosed on our Current Report on Form 8-K dated March 21, 2023 (the “Form 8-K”) the following:

●	BF Borgers’s audit reports on our financial statements for the years ended December 31, 2021 and 2022 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the year ended December 31, 2021 contained an uncertainty about the Company’s ability to continue as a going concern (the “Going Concern Opinion”). BF Borgers’s Going Concern Opinion was resolved following the Company’s completion of its approximately $11.4 million initial public offering in September 2022 and subsequent $4.0 million private placement in January 2023.

●	For the years ended December 31, 2022 and 2021 and through March 31, 2023, the Company had no “disagreements” (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the BF Borgers would have caused them to make reference thereto in their reports on the financial statements for such periods.

●	There were no reportable events for the years ended December 31, 2022 or 2021 and through March 31, 2023, there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K. Prior to retaining FORVIS LLP, the Company did not consult with the FORVIS LLP regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K, respectively).

●	The Company provided BF Borgers with the above disclosures contained in the Form 8-K disclosing the dismissal of BF Borgers and requested in writing that BF Borgers furnish the Company with a letter addressed to the SEC stating whether or not they agree with such disclosures. The Form 8-K was filed with SEC on March 21, 2023 and BF Borgers’s response was filed as Exhibit 16.1 to the Form 8-K.

Fees Paid to the Independent Public Accounting Firm

The following table represents fees for professional audit services for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2022 and 2021, which services were rendered by BF Borgers.

	2022	2021

Audit Fees [1]	$57,000	$42,000
Tax Fees [2]	$11,000	$4,637
Audit-related and Other Fees [3]	$5,000	13,500
Total Fees	$73,000	$60,139

1.	Audit fees consist of fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Registration Statement on Form S-1 and the related Prospectus filed in relation to the Company’s initial public offering, which closed on September 2, 2022, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2.	Tax fees include the preparation of federal tax returns as well as tax planning and consultation on new tax legislation, regulations, rulings, and developments.

3.	Audit-related fees consist primarily of fees for assurance and related services by the accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements.

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Audit Committee Pre-Approval Policies

The Audit Committee is tasked with pre-approving any non-audit services proposed to be provided to the Company by the independent auditor.

Audit Committee Report

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility of oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Our management has primary responsibility for our financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee our accounting and financial reporting processes, including our internal controls over financial reporting, and the audits of our financial statements.

In 2022, the Audit Committee met and held discussions with management and the independent auditors. In the discussions related to our financial statements for fiscal year 2022, management represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with management the financial statements for fiscal year 2022. In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2022 be included in our 2022 annual report on Form 10-K for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Steve Richards (Chair)

Chris H. Senanayake, Ph.D.

Bette Jacobs, Ph.D.

The immediately preceding report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

Vote Required

The Board of Directors recommends a vote “FOR” Proposal No. 2. A majority of the shares present in person or by proxy and entitled to vote at our 2023 Annual Meeting is required to approve Proposal No. 2.

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Proposal 3: Advisory Vote on Executive Compensation (“Say on Pay”)

What am I voting on and how should I vote?

This proposal gives our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, in accordance with Section 14A of the Securities Exchange Act of 1934, as Amended, or the Exchange Act, the compensation of our Named Executive Officers (or NEOs), as disclosed in this Proxy Statement.

The Board of Directors therefore recommends you vote “FOR” the resolution that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation, compensation tables, and narrative discussions to be hereby APPROVED.

Approval on an advisory basis of the compensation of our NEOs is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the 2023 Annual Meeting in order to be approved.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 3 IS AS FOLLOWS:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in this proxy statement in the section entitled “Executive Compensation,” including the compensation tables and narrative discussions set forth therein.”

ADVISORY VOTE ONLY

This vote is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board of Directors. However, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements. Abstentions and broker non-votes will have no effect on the vote on this proposal.

Executive Compensation

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our Chief Executive Officer and Chief Financial Officer and certain of our other executive officers for 2022 and 2021.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Anatoly Dritschilo M.D., CEO	2022	91,418	-	171,668	-	-	-	-	263,086
	2021	18,829	-	171,668	-	-	-	-	190,497
Michael Vander Hoek, CFO, VP	2022	79,480	-	46,000	-	-	-	-	125,480
	2021	18,338	-	46,000	-	-	-	-	64,338
Peter Dritschilo, President and COO	2022	94,289	-	78,333	-	-	-	-	172,622
	2021	31,534	-	78,333	-	-	-	-	109,867
Tyvin Rich, Chief Medical Officer	2022	65,065	-	29,000	-	-	-	-	94,065
	2021	-	-	29,000	-	-	-	-	29,000

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Outstanding Equity Awards at fiscal year-end

As of December 31, 2022, on a post-reverse split basis, a total of 410,754 RSUs have been granted to our executive officers under our 2018 Equity Incentive Plan (the “Plan”), of which 21,748 remain subject to vesting. The Company has filed a registration statement on Form S-8 (SEC File No. 333-268758), as amended, to register the shares granted under our 2018 Equity Incentive Plan.

The following table sets forth information concerning the number of shares of common stock underlying outstanding equity incentive awards for each of our executive officers as of December 31, 2022:

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock not yet Vested (#))		Market Value of Shares or Units not yet Vested ($)
Bette Jacobs	10/28/2022	-	-	-	-	23,725	(1)	46,501

(1)	These restricted stock units vest in two installments on the anniversary of the grant date.

Employment Arrangements with Our Named Executive Officers

Each of our executive officers has entered into an employment agreement with us. The employees each will receive compensation on an annual basis in cash, payable in monthly installments commencing at the completion of our IPO, as well as RSUs subject to achieving certain key performance indicators. Certain of our executive officers are entitled to various target bonuses, upon achievement of certain milestones. The terms of the employment agreements are as follows:

Employment Agreement with Anatoly Dritschilo, M.D.

On June 28, 2019, we entered into an employment agreement with our Chief Executive Officer and Chairman of the Board of Directors, Anatoly Dritschilo, M.D. Under Dr. Dritschilo’s employment agreement, Dr. Dritschilo will receive base compensation of $274,000 per year. Dr. Dritschilo also received an initial restricted stock unit grant of 45,495 restricted stock units (“RSUs”) (22,747 on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan, which RSUs vested over three years in substantially equal one-third installments on each one year anniversary of the agreement. Under his employment agreement, if Dr. Dritschilo terminates his employment for “Good Reason,” as defined in the agreement, Dr. Dritschilo will be entitled to his then applicable base salary for period of 12 months, subject to his continued compliance with certain requirements of his employment agreement. Dr. Dritschilo accepted a reduced salary prior to the Company’s completion of its initial public offering in September 2022.

Employment Agreement with Michael Vander Hoek

On September 1, 2019, we entered into an amended employment agreement with our Chief Financial Officer and Vice President for Operations and Regulatory, Michael Vander Hoek. Under Mr. Vander Hoek’s employment agreement, he will receive base compensation of $227,000 and is entitled to a target bonus of $72,000 upon achievement of certain milestones. Mr. Vander Hoek also received an initial restricted stock unit grant of 6,096 RSUs (on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan, which RSUs vest over three years in substantially equal installments on each one year anniversary of the agreement. Under Mr. Vander Hoek’s employment agreement, if he terminates his employment for “Good Reason,” as defined in the agreement, he will be entitled to his then applicable base salary for period of 12 months, subject to his continued compliance with certain requirements of his employment agreement. Mr. Vander Hoek accepted a reduced salary prior to the Company’s completion of its initial public offering in September 2022.

Employment Agreement with Peter Dritschilo

On May 30, 2019, we entered into an employment agreement with our President and Chief Operating Officer, Peter Dritschilo. Under Mr. Dritschilo’s employment agreement, Mr. Dritschilo will receive base compensation of $236,000 and is entitled to a target bonus of $72,000 upon achievement of certain milestones. Mr. Dritschilo also received an initial restricted stock unit grant of 20,760 RSUs (10,380 on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan, which RSUs vest over three years in substantially equal installments on each one year anniversary of the agreement. Under Mr. Dritschilo’s employment agreement, if Mr. Dritschilo terminates his employment for “Good Reason,” as defined in the agreement, he will be entitled to his then applicable base salary for period of 12 months, subject to his continued compliance with certain requirements of his employment agreement. Mr. Dritschilo accepted a reduced salary prior the Company’s completion of its initial public offering in September 2022.

Employment Agreement with Tyvin Rich, M.D.

On May 31, 2019, we entered into an employment agreement with our Chief Clinical Officer, Tyvin Rich, M.D. Under Dr. Rich’s employment agreement, Dr. Rich receives base compensation of $218,000 per year and is entitled to a target bonus of $43,000 upon achievement of certain milestones. Dr. Rich also received an initial restricted stock unit grant of 3,843 RSUs (on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan, which RSUs vest over three years in substantially equal installments on each one year anniversary of the agreement. Under Dr. Rich’s employment agreement, if Dr. Rich terminates his employment for “Good Reason,” as defined in the agreement, he is entitled to his then applicable base salary for period of 12 months, subject to his continued compliance with certain provisions of his employment agreement. Dr. Rich accepted a reduced salary prior to the Company’s completion of its initial public offering in September 2022.

Employment Agreement with Mira Jung, Ph.D.

On May 30, 2019, we entered into an employment agreement with our Chief Scientific Officer, Mira Jung, Ph.D. Under Dr. Jung’s employment agreement, Dr. Jung receives base compensation of $46,800 and is entitled to a target bonus of $14,200 upon achievement of certain milestones. Dr. Jung also received an initial restricted stock unit grant of 892 RSUs (on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan, which RSUs vest over three years in substantially equal installments on each one year anniversary of the agreement. Under Dr. Jung’s employment agreement, if Dr. Jung terminates her employment for “Good Reason,” as defined in the agreement, Dr. Jung is then entitled to her then applicable base salary for period of 12 months, subject to her continued compliance with certain requirements of her employment agreement. Dr. Jung accepted a reduced salary prior to the Company’s completion of its initial public offering in September 2022.

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Equity Compensation Plan Information

2018 Equity incentive Plan

Our 2018 Equity Incentive Plan, which was previously approved by the Company’s stockholders, provides for equity incentive grants to be made to our employees, executive officers and directors, as well as to key advisers and consultants. Equity incentive grants may be in the form of stock options with an exercise price of not less than the fair market value of the underlying shares as determined pursuant to the 2018 Equity Incentive Plan, restricted stock awards, other stock-based awards, or any combination of the foregoing. The 2018 Equity Incentive Plan is administered by the Company’s Compensation Committee. We have reserved 3,000,000 shares of our common stock for issuance under the 2018 Equity Incentive Plan, of which 419,754 shares have been granted as of the date of this proxy statement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our common stock held by each director and executive officer, by each person known by us to beneficially own 5% or more of our common stock and by directors and executive officers as a group, based on a total of 15,984,125 shares of common stock outstanding as of October 19, 2023.

Unless otherwise stated, the address of the persons set forth in the table is c/o Shuttle Pharmaceuticals Holdings, Inc., 401 Professional Drive, Suite 260, Gaithersburg, MD 20879

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.

Names and addresses	Number of shares of common stock beneficially owned (#)	Percentage of shares of common stock beneficially owned (%)
Directors and Named Executive Officers:
Anatoly Dritschilo, M.D.(1)	4,309,607	27.0
Milton Brown, M.D., Ph.D.(2)	1,080,864	6.8
Mira Jung, Ph.D.	1,071,388	6.7
Michael Vander Hoek	3,852	-
Peter Dritschilo	6,560	-
Tyvin A. Rich, M.D.	2,429	-
Steve Richards	1,707	-
Joshua Schafer	1,707	-
Chris H. Senanayake	2,791	-
Bette Jacobs(3)	11,862	0.1
All directors and officers as a group (ten persons)	6,492,767	40.6

-	Denotes the holder owns less than one percent of the outstanding common stock.

±	The persons named above have full voting and investment power with respect to the shares indicated. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.

(1)	Consists of (i) 1,085,200 shares of common stock held of record by Dr. Anatoly Dritschilo, (ii) 1,104,407 shares of common stock and warrants to purchase 20,000 shares of commons stock, each held of record by Joy Dritschilo, his spouse, and (iii) 2,100,000 shares held by PAL Trust, a trust formed for the benefit of Dr. and Mrs. Dritschilo’s adult children and for which a third party serves as external trustee and two of their children serve as co-trustees . Dr. Dritschilo disclaims beneficial ownership over all securities held by Mrs. Dritschilo and PAL Trust.

(2)	Does not include options to purchase 16,667 shares of common stock, which remain subject to vesting.

(3)	Does not include 23,725 restricted stock units which remain subject to vesting conditions.

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Related Party Transactions

Loan Agreements

●	On December 1, 2020, the Company consolidated certain loans, originally dated January 2018 and April 2018, entered into with Joy Dritschilo, the wife of our Chief Executive Officer, into a single loan between Mrs. Dritschilo and the Company (the “2018 Consolidated Loan”) such that, with accrued interest, the 2018 Consolidated Loan had a principal balance of $426,243, bears interest at a rate of 7.5% per annum, and has a maturity date of December 31, 2021. The 2018 Consolidated Loan was extended until June 30, 2022, pursuant to an amendment to the 2018 Consolidated Loan agreement dated January 24, 2022. On July 29, 2022, the Company and Mrs. Dritschilo entered into an amendment to the 2018 Consolidated Loan, pursuant to which repayment was extended through June 30, 2023. In the period ended June 30, 2023, the 2018 Consolidated Loan was paid off in full.

●	On December 1, 2020, the Company consolidated certain loans, originally dated May 2018 and September 2019, with our Chief Executive Officer (the “2019 Consolidated Loan”), such that, with accrued interest, the 2019 Consolidated Loan had a principal balance of $139,229, bears interest at the rate of 7.5% per annum, and has a maturity date of December 31, 2021. The 2019 Consolidated Loan was extended until June 30, 2022, pursuant to an amendment to the 2019 Consolidated Loan agreement dated January 24, 2022. On July 29, 2022, the Company and our Chief Executive Officer entered into an amendment to the 2019 Consolidated Loan, pursuant to which repayment was extended through June 30, 2023. In the period ended June 30, 2023, the 2019 Consolidated Loan was paid in full.

●	On June 21, 2021, the Company entered into an additional loan agreement with Mrs. Dritschilo in the amount of $120,000 (principal), bearing interest at the rate of 7.5% per annum, with a single balloon payment due at maturity on June 21, 2022 (the “June 2021 Loan Agreement”). On July 29, 2022, the Company and Mrs. Dritschilo entered into an amendment to the June 2021 Loan Agreement, pursuant to which repayment was extended through June 30, 2023. In the period ended June 30, 2023, the June 2021 Loan Agreement was paid in full.

Sales, purchases, and payments

●	On September 22, 2021, Mrs. Dritschilo, who is one of our major stockholders, transferred 210,000 shares (105,000 shares post-split) of common stock of the Company in a private transaction to Steven Bayern, who had also been engaged by the Company to perform certain consulting services for the Company. Such shares, which represent approximately three percent of her total share ownership, were sold at par value pursuant to an exemption from registration under Section 4 (a)(7) of the Securities Act. As a result of the transfer, the Company recognized $420,000 in non-cash stock compensation in legal and professional fees.

●	On August 1, 2022, in conjunction with our private placement of $125,000 of units consisting of 10% notes and warrants to purchase common stock, which were sold to three accredited investors in total, Mrs. Dritschilo purchased a $50,000 note and received warrants to purchase 20,000 shares of common stock at $2.50 per share. The notes and warrants were sold pursuant to an exemption from registration pursuant to Rule 506(b) of Regulation D of the Securities Act.

Related Party Transaction Policy

Unless described above, during the last two fiscal years, there were no transactions or series of similar transactions to which we were a party or will be a party, in which:

●	the amounts involved exceed or will exceed $120,000; and
●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing had, or will have, a direct or indirect material interest.

All related party transactions are subject to the review, approval, or ratification by our Board of Directors or an appropriate committee thereof.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings.

To the Company’s knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2022, all of the Company’s officers, directors, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements, except the following:

Name	Late Reports	Transactions Covered	Number of Shares
Bette Jacobs	Form 3	N/A	N/A

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Questions and Answers About the Meeting

Why am I receiving these materials?

You are receiving these materials because you were a stockholder of Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) as of October 19, 2023 (the “Record Date”), which is the record date of our 2023 Annual Meeting of Stockholders, which will be held virtually on Monday, December 18, 2023 at www.virtualshareholdermeeting.com/SHPH2023.

What proposals will be voted on at the Annual Meeting and how does the Board of Directors recommend that i vote?

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our Company.

PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM
The Board of Directors recommends that you vote FOR the ratification of the Company’s independent auditor, FORVIS LLP.

PROPOSAL 3: EXECUTIVE COMPENSATION
The Board of Directors recommends that you vote FOR approval of the Company’s executive compensation plan, on an advisory basis. We believe the numbers that we have prepared are fair and in the best interest of the Company’s executives and stockholders.

Who is entitled to vote at the Annual Meeting?

You can vote your shares of common stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 15,984,125 shares of common stock are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on all matters presented at the Annual Meeting.

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What do I need to do to attend the VIRTUAL Meeting?

To attend the meeting online, you will need to log into our 2023 Annual Meeting approximately 10 - 15 minutes before the start of the meeting, which commences at 12:00 P.M. EST on December 18, 2023, at www.virtualshareholdermeeting.com/SHPH2023. You may attend as a stockholder, which will entitle you to vote and ask questions, or you may attend as a guest.

What is the difference between holding shares as a sTOCKholder of record and as a beneficial owner?

Stockholders of Record (shares registered in your name):

You hold your shares directly and may vote your shares in accordance with the instructions on your proxy card.

Beneficial Owners (shares registered in the name of your broker, bank or other nominee):

You hold your shares through a brokerage firm and will have to provide instructions to your broker to vote your shares for you.

How do I vote and what are the voting deadlines?

Stockholders of Record (shares registered in your name):

VIA THE INTERNET	VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode available on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EST on December 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

BY TELEPHONE	VOTE BY PHONE - 1 - 800 - 690 - 6903 - Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EST on December 17, 2023. Have your proxy card in hand when you call and then follow the instructions.

BY MAIL	VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

AT THE VIRTUAL MEETING	Attend the virtual meeting by going to www.virtualshareholdermeeting.com/SHPH2023 and logging in using the information contained on your proxy card.

DEADLINE	In order for your vote to count, you must vote by December 17, 2023 at 11:59 P.M. EST. After that, the only way to cast your vote will be by attending the meeting on December 18, 2023 at 12 pm EST.

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Can I change my vote or revoke my proxy?

Stockholders of Record (shares registered in your name):

Yes. You can revoke your proxy vote at any time before it is exercised at the Annual Meeting in any of these three ways:

●	by submitting written notice revoking your proxy card to the Secretary of the Company;
●	by submitting another proxy via the Internet or by mail that is dated after your original proxy vote and, if by mail, it is properly signed; or
●	by attending the Annual Meeting and voting at that time.

Beneficial Owners (shares registered in the name of your broker, bank or other nominee):

If your shares of Shuttle Pharmaceuticals’ common stock are held by a broker, bank, or other nominee (in “street name”), you will receive instructions from them on how to vote your shares. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion on “routine” matters to be acted upon at the Annual Meeting. However, your shares will not be voted on any “non-routine” matters. An absence of voting instructions on any “non-routine” matters will result in a “broker non-vote.”

The only “routine” matter to be acted upon at the Annual Meeting is:

●	Proposal 2: Ratification of the appointment of FORVIS LLP as the Company’s independent auditor for fiscal year ending December 31, 2023.

All other matters to be acted upon at the Annual Meeting are “non-routine” matters. As such, if you hold all or any portion of your shares in street name and you do not give your broker or bank specific instructions on how to vote your shares, your shares will not be voted on the following “non-routine” matters:

●	Proposal 1: Election of the six directors named in this proxy statement.
●	Proposal 3: Approval (on an advisory basis) of the Company’s executive compensation.

What is the effect of giving a proxy?

Whichever method you use to transmit your voting instructions, your shares of Shuttle Pharmaceuticals common Stock will be voted as you direct. If you designate the proxy named on the proxy card to vote on your behalf, but do not specify how to vote your shares, they will be voted as follows:

●	Proposal 1: FOR ALL NOMINEES for the election of directors.
●	Proposal 2: FOR the ratification of the appointment of FORVIS LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023.
●	Proposal 3: FOR the approval (on an advisory basis) of the Company’s executive compensation.
●	FOR any other matters that may arise at the Annual Meeting, such matters will be voted in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the meeting.

If you vote in advance using one of the methods described above, then you may still attend and vote at the Annual Meeting. Please see Revoking a Proxy below for additional details.

If you vote your proxy, your vote must be received by 11:59 P.M. U.S. EST on December 17, 2023 in order for your vote to be counted.

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What are the effects of abstentions and broker non-votes?

Abstentions and broker-non-votes will be counted for purposes of determining the presence of quorum but will have no effect on the outcome of the votes for the matters set forth in the proxy statement.

An abstention represents the action by a stockholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as a stockholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

What is a quorum?

Under our amended and restated bylaws, as adopted on February 7, 2022, a quorum at all meetings of our stockholders requires a majority of the holders of shares of capital stock issued and outstanding entitled to vote, represented in person or by proxy.

How many votes are needed for approval of each proposal?

Proposal 1 requires the approval of a simple majority of stockholders voting. Since proposals 2 and 3 are advisory votes, there is technically no minimum vote requirement for those proposals.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

We do. In addition to sending you these materials and posting them on the internet, some of our employees may contact you by telephone, by mail, by fax, by email or in person. None of these employees will receive any extra compensation for doing this. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

What does it mean if I received more than one Notice?

This may be in error or otherwise reflect that you hold shares in different names. In addition, we may send reminders to ensure that stockholders vote their shares.

Is my vote confidential?

Yes.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

Our annual report, including financial statements for the fiscal year ended December 31, 2022, is being mailed to stockholders with this proxy statement. If a single copy of the annual report and proxy statement was delivered to an address that you share with another stockholder, you may request a separate copy by contacting us at Investor Relations, Lytham Partners, LLC, Robert Blum via Phone at 602-889-9700 or E-mail at shph@lythampartners.com.

How can I find out the results of the voting at the Annual Meeting?

We will be filing with the SEC a Current Report on Form 8-K reporting the results of the Annual Meeting. This Current Report should be filed within four business days of the Annual Meeting.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as Directors?

June 1, 2024

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Other Matters

Stockholders’ proposals for the 2024 annual meeting

A stockholder of record may present a proposal for action at the 2024 Annual Meeting provided that we receive the proposal at our executive office no later than June 1, 2024. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the 2024 Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Exchange Act, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before June 1, 2024.

Fiscal Year 2022 Annual Report and SEC Filings

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements, or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1 - 800 - SEC - 0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at www.sec.gov.

Company Website

The Company’s SEC filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our Quarterly Report on Form 10-Q for the six months ended June 30, 2023, are available on our website at www.shuttlepharma.com.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED October 20, 2023. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY, WHETHER ONLINE, BY TELEPHONE OR MAIL. WE URGE YOU TO VOTE YOUR SHARES NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Anatoly Dritschilo
Name: Anatoly Dritschilo, M.D.
Title: Chief Executive Officer

25

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

SCAN TO VIEW MATERIALS & VOTE

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Anatoly Dritschilo 02 Milton Brown 03 Chris Senanayake 04 Steven Richards 05 Joshua Schafer
06 Bette Jacobs

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	Ratify appointment of FORVIS LLP as the Company's independent auditors for the fiscal year ending December 31, 2023.	☐	☐	☐
3	Approve, on an advisory basis, the Company's executive compensation plan.	☐	☐	☐

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000621303_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Form 10-K are available at www.proxyvote.com

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
Annual Meeting of Shareholders
December 18, 2023 at 12:00 PM EST
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Anatoly Dritschilo and Michael Vander Hoek, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of SHUTTLE PHARMACEUTICALS HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 12:00 PM EST on 12/18/2023, via the internet at www.virtualshareholdermeeting.com/SHPH2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000621303_2 R1.0.0.6